UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2022

HIGHWATER ETHANOL, LLC
(Exact name of registrant as specified in its charter)

Minnesota	333-137482	20-4798531
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

24500 US HWY 14, PO Box 96, Lamberton, MN, 56152
(Address of principal executive offices)

(507) 752-6160
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

    On August 8, 2022, Highwater Ethanol, LLC, (the "Company") and Compeer Financial, PCA f/k/a AgStar Financial Services, PCA, as administrative agent, ("Compeer"), executed a Second Amendment to the Third Amended and Restated Credit Agreement (the "Amendment"), which amends the Third Amended and Restated Credit Agreement dated March 15, 2021. The Amendment extends the maturity date of the Term Revolving Loan from January 22, 2023 to November 1, 2027. The Amendment also extends the maturity date of the Revolving Line of Credit Loan from January 22, 2023 to November 1, 2023. The Amendment provides that the maturity date of the Revolving Line of Credit Loan may be extended for up to four additional one year terms upon written request of the Company which will be deemed automatically granted by Compeer upon receipt of the request and written certification that there is no event of default.

The Amendment also amends certain financial covenants that restrict distributions and require minimum debt service coverage and working capital requirements. The Amendment provides that the Company is allowed to make distributions to members as frequently as monthly in an amount equal to 75% of net income if working capital is greater than or equal to $9,000,000, or an unlimited amount if working capital is greater than or equal to $12,000,000. The Amendment eliminates the requirement to maintain a minimum debt service coverage ratio and raises the the minimum working capital requirement from $8,250,000 to $9,000,000, which is calculated as current assets plus the amount available for drawing under the Term Revolving Loan and undrawn amounts on outstanding letters of credit, less current liabilities, and is measured quarterly.

Item 9.01 Financial Statements and Exhibits

(a)None.

(b)None.

(c)None.

(d)Exhibits.

Exhibit No.            Description

99.1     Second Amendment to the Third Amended and Restated Credit Agreement between Highwater Ethanol, LLC and Compeer Financial, PCA, as administrative agent, dated August 8, 2022
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHWATER ETHANOL, LLC

Date: August 11, 2022	/s/ Brian Kletscher
Brian Kletscher, Chief Executive Officer